Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 1: Summary of Significant Accounting Policies
Wells Fargo & Company is a diversified financial services company. We provide banking, trust and investments, mortgage banking, investment banking, retail banking, brokerage, and consumer and commercial finance through banking locations, the internet and other distribution channels to consumers, businesses and institutions in all 50 states, the District of Columbia, and in foreign countries. When we refer to “Wells Fargo,” “the Company,” “we,” “our” or “us,” we mean Wells Fargo & Company and Subsidiaries (consolidated). Wells Fargo & Company (the Parent) is a financial holding company and a bank holding company. We also hold a majority interest in a real estate investment trust, which has publicly traded preferred stock outstanding.
Our accounting and reporting policies conform with U.S. generally accepted accounting principles (GAAP) and practices in the financial services industry. To prepare the financial statements in conformity with GAAP, management must make estimates based on assumptions about future economic and market conditions (for example, unemployment, market liquidity, real estate prices, etc.) that affect the reported amounts of assets and liabilities at the date of the financial statements, income and expenses during the reporting period and the related disclosures. Although our estimates contemplate current conditions and how we expect them to change in the future, it is reasonably possible that actual conditions could be worse than anticipated in those estimates, which could materially affect our results of operations and financial condition. Management has made significant estimates in several areas, including:

•	allowance for credit losses (Note 6 (Loans and Allowance for Credit Losses));

•
valuations of residential mortgage servicing rights (MSRs) (Note 8 (Securitizations and Variable Interest Entities) and Note 9 (Mortgage Banking Activities)) and financial instruments (Note 17 (Fair Values of Assets and Liabilities));

•	income taxes (Note 22 (Income Taxes)); and

•	liabilities for contingent litigation losses (Note 15 (Legal Actions)).

Actual results could differ from those estimates.

Accounting Standards Adopted in 2017
In 2017, we adopted the following new accounting guidance:

•	Accounting Standards Update (ASU or Update) 2017-12 – Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities;

•	ASU 2016-09 – Compensation – Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting;

•	ASU 2016-07 – Investments – Equity Method and Joint Ventures (Topic 323): Simplifying the Transition to the Equity Method of Accounting;

•	ASU 2016-06 – Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments; and

•	ASU 2016-05 – Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships.

ASU 2017-12 provides targeted improvements to the hedge accounting model intended to facilitate financial reporting that more closely reflects an entity’s risk management activities and to simplify application of hedge accounting. Changes under the new guidance include expansion of the types of risk management strategies eligible for hedge accounting, easing the documentation and effectiveness assessment requirements, changing how ineffectiveness is measured, and changing the presentation and disclosure requirements for hedge accounting activities.
We early adopted ASU 2017-12 in fourth quarter 2017. Our financial statements for the year ended December 31, 2017, include a cumulative-effect adjustment to opening retained earnings and adjustments to our 2017 earnings to reflect application of the new guidance effective January 1, 2017. The new guidance significantly reduces but does not eliminate interest-rate related hedge ineffectiveness and mitigates certain components of foreign currency related hedge ineffectiveness. In particular, we continued to experience hedge ineffectiveness volatility related to certain hedges of foreign-currency denominated debt liabilities. The adjustment as of January 1, 2017, reduced retained earnings by $381 million and increased other comprehensive income by $168 million. The effect of adoption on previously reported year-to-date results through September 30, 2017, increased net income by $169 million ($242 million pre-tax) and decreased other comprehensive income by $163 million.

ASU 2016-09 simplifies the accounting for share-based payment awards issued to employees. We have income tax effects based on changes in our stock price from the grant date to the vesting date of the employee stock compensation. The Update requires these income tax effects to be recognized in the statement of income within income tax expense instead of within additional paid-in capital. In addition, the Update requires changes to the Statement of Cash Flows including the classification between the operating and financing section for tax activity related to employee stock compensation, which we adopted retrospectively. We recorded excess tax benefits and tax deficiencies within income tax expense in the statement of income in first quarter 2017, on a prospective basis.

ASU 2016-07 eliminates the requirement for companies to retroactively apply the equity method of accounting for investments when increases in ownership interests or degree of influence result in the adoption of the equity method. Under the guidance, the equity method should be applied prospectively in the period in which the ownership changes occur. We adopted this change in first quarter 2017. The Update has been applied on a prospective basis and did not have a material impact on our consolidated financial statements.

ASU 2016-06 clarifies the criteria entities should use when evaluating whether embedded contingent put and call options in debt instruments should be separated from the debt instrument and accounted for separately as derivatives. The Update clarifies that companies should not consider whether the event that triggers the ability to exercise put or call options is related to interest rates or credit risk. We adopted this change in first quarter 2017. The Update did not have a material impact on our consolidated financial statements.

ASU 2016-05 clarifies that a change in the counterparty to a derivative instrument that has been designated as an accounting hedge does not require the hedging relationship to be dedesignated as long as all other hedge accounting criteria continue to be met. We adopted the guidance in first quarter 2017. The Update did not have a material impact on our consolidated financial statements.

Accounting Standards with Retrospective Application
The following accounting pronouncements have been issued by the FASB and we adopted effective first quarter 2018:

•	ASU 2016-18 – Statement of Cash Flows (Topic 230): Restricted Cash; and

•	ASU 2016-15 – Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments.

ASU 2016-18 requires that amounts described as restricted cash and cash equivalents be included with cash and cash equivalents in the statement of cash flows. In addition, the nature of any restrictions are disclosed in the notes to the financial statements. Our retrospective adoption includes changes to our presentation of cash and cash equivalents in our consolidated statement of cash flows to include both cash and due from banks as well as interest-earning deposits with banks. In addition, we had corresponding changes on our consolidated balance sheets.

ASU 2016-15 addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice for reporting in the Statement of Cash Flows. The Update did not have a material impact on our consolidated financial statements.

Consolidation
Our consolidated financial statements include the accounts of the Parent and our subsidiaries in which we have a controlling interest.
We are also a variable interest holder in certain entities in which equity investors do not have the characteristics of a controlling financial interest or where the entity does not have enough equity at risk to finance its activities without additional subordinated financial support from other parties (referred to as variable interest entities (VIEs)). Our variable interest arises from contractual, ownership or other monetary interests in the entity, which change with fluctuations in the fair value of the entity’s net assets. We consolidate a VIE if we are the primary beneficiary. We are the primary beneficiary if we have a controlling financial interest, which includes both the power to direct the activities that most significantly impact the VIE and a variable interest that potentially could be significant to the VIE. To determine whether or not a variable interest we hold could potentially be significant to the VIE, we consider both qualitative and quantitative factors regarding the nature, size and form of our involvement with the VIE. We assess whether or not we are the primary beneficiary of a VIE on an ongoing basis.
Significant intercompany accounts and transactions are eliminated in consolidation. When we have significant influence over operating and financing decisions for a company but do not own a majority of the voting equity interests, we account for the investment using the equity method of accounting, which requires us to recognize our proportionate share of the company’s earnings. If we do not have significant influence, we recognize the equity investment at cost except for (1) marketable equity securities, which we recognize at fair value with changes in fair value included in other comprehensive income (OCI), and (2) nonmarketable equity investments for which we have elected the fair value option. Investments accounted for under the equity or cost method are included in other assets.

Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents and restricted cash include cash on hand, cash items in transit, and amounts due from or held with other depository institutions. See Note 3 (Cash, Loan and Dividend Restrictions) for the nature of our restrictions on cash and cash equivalents.

Trading Assets
Trading assets are predominantly securities, including corporate debt, U.S. government agency obligations and other securities and certain loans held for market-making purposes to support the buying and selling demands of our customers. Interest-only strips and other retained interests in securitizations that can be contractually prepaid or otherwise settled in a way that the holder would not recover substantially all of its recorded investment are classified as trading assets. Trading assets are carried at fair value, with changes in fair value recorded in net gains from trading activities. For securities and loans in trading assets, interest and dividend income are recorded in interest income.

Investments
Our investments include various debt and marketable equity securities and nonmarketable equity investments. We classify debt and marketable equity securities as available-for-sale or held-to-maturity securities based on our intent to hold to maturity. Our nonmarketable equity investments are reported in other assets.

AVAILABLE-FOR-SALE SECURITIES Debt securities that we might not hold until maturity and marketable equity securities are classified as available-for-sale securities and reported at fair value. Unrealized gains and losses, after applicable income taxes, are reported in cumulative OCI.
We conduct other-than-temporary impairment (OTTI) analysis on a quarterly basis or more often if a potential loss-triggering event occurs. The initial indicator of OTTI for both debt and equity securities is a decline in fair value below the amount recorded for an investment and the severity and duration of the decline.
For a debt security for which there has been a decline in the fair value below amortized cost basis, we recognize OTTI if we (1) have the intent to sell the security, (2) it is more likely than not that we will be required to sell the security before recovery of its amortized cost basis, or (3) we do not expect to recover the entire amortized cost basis of the security.
Estimating recovery of the amortized cost basis of a debt security is based upon an assessment of the cash flows expected to be collected. If the present value of cash flows expected to be collected, discounted at the security’s effective yield, is less than amortized cost, OTTI is considered to have occurred. In performing an assessment of the cash flows expected to be collected, we consider all relevant information including:

•	the length of time and the extent to which the fair value has been less than the amortized cost basis;

•	the historical and implied volatility of the fair value of the security;

•	the cause of the price decline, such as the general level of interest rates or adverse conditions specifically related to the security, an industry or a geographic area;

•	the issuer’s financial condition, near-term prospects and ability to service the debt;

•	the payment structure of the debt security and the likelihood of the issuer being able to make payments that increase in the future;

•
for asset-backed securities, the credit performance of the underlying collateral, including delinquency rates, level of non-performing assets, cumulative losses to date, collateral value and the remaining credit enhancement compared with expected credit losses;

•	any change in rating agencies’ credit ratings at evaluation date from acquisition date and any likely imminent action;

•	independent analyst reports and forecasts, sector credit ratings and other independent market data; and

•	recoveries or additional declines in fair value subsequent to the balance sheet date.

If we intend to sell the security, or if it is more likely than not we will be required to sell the security before recovery of amortized cost basis, an OTTI write-down is recognized in earnings equal to the entire difference between the amortized cost basis and fair value of the security. For debt securities that are considered other-than-temporarily impaired that we do not intend to sell or it is more likely than not that we will not be required to sell before recovery, the OTTI write-down is separated into an amount representing the credit loss, which is recognized in earnings, and the amount related to all other factors, which is recognized in OCI. The measurement of the credit loss component is equal to the difference between the debt security’s amortized cost basis and the present value of its expected future cash flows discounted at the security’s effective yield. The remaining difference between the security’s fair value and the present value of expected future cash flows is due to factors that are not credit-related and, therefore, is recognized in OCI. We believe that we will fully collect the carrying value of securities on which we have recorded a non-credit-related impairment in OCI.
We hold investments in perpetual preferred securities (PPS) that are structured in equity form but have many of the characteristics of debt instruments, including periodic cash flows in the form of dividends, call features, ratings that are similar to debt securities and pricing like long-term callable bonds.
Because of the hybrid nature of these securities, we evaluate PPS for OTTI using a model similar to the model we use for debt securities as described above. Among the factors we consider in our evaluation of PPS are whether there is any evidence of deterioration in the credit of the issuer as indicated by a decline in cash flows or a rating agency downgrade to below investment grade and the estimated recovery period. OTTI write-downs of PPS are recognized in earnings equal to the difference between the cost basis and fair value of the security. Based upon the factors considered in our OTTI evaluation, we believe our investments in PPS currently rated investment grade will be fully realized and, accordingly, have not recognized OTTI on such securities.
For marketable equity securities other than PPS, OTTI evaluations focus on whether evidence exists that supports recovery of the unrealized loss within a timeframe consistent with temporary impairment. This evaluation considers the severity of and length of time fair value is below cost, our intent and ability to hold the security until forecasted recovery of the fair value of the security, and the investee’s financial condition, capital strength, and near-term prospects.
We recognize realized gains and losses on the sale of investment securities in noninterest income using the specific identification method.
Unamortized premiums and discounts are recognized in interest income over the contractual life of the security using the interest method. As principal repayments are received on securities (i.e., primarily mortgage-backed securities (MBS)) a proportionate amount of the related premium or discount is recognized in income so that the effective interest rate on the remaining portion of the security continues unchanged.
HELD-TO-MATURITY SECURITIES Debt securities for which the Company has the positive intent and ability to hold to maturity are reported at historical cost adjusted for amortization of premiums and accretion of discounts. We recognize OTTI when there is a decline in fair value and we do not expect to recover the entire amortized cost basis of the debt security. The amortized cost is written-down to fair value with the credit loss component recorded to earnings and the remaining component recognized in OCI. The OTTI assessment related to whether we expect recovery of the amortized cost basis and determination of any credit loss component recognized in earnings for held-to-maturity securities is the same as described for available-for-sale securities. Security transfers to the held-to-maturity classification are recorded at fair value. Unrealized gains or losses from the transfer of available-for-sale securities continue to be reported in cumulative OCI and are amortized into earnings over the remaining life of the security using the effective interest method.

NONMARKETABLE EQUITY INVESTMENTS Nonmarketable equity investments include low income housing tax credit investments, equity securities that are not publicly traded and securities acquired for various purposes, such as to meet regulatory requirements (for example, Federal Reserve Bank and Federal Home Loan Bank (FHLB) stock). We have elected the fair value option for some of these investments with the remainder of these investments accounted for under the cost or equity method, which we review at least quarterly for possible OTTI. Our review typically includes an analysis of the facts and circumstances of each investment, the expectations for the investment’s cash flows and capital needs, the viability of its business model and our exit strategy. We reduce the asset value when we consider declines in value to be other than temporary. We recognize the estimated loss as a loss from equity investments in noninterest income.

Securities Purchased and Sold Agreements
Securities purchased under resale agreements and securities sold under repurchase agreements are accounted for as collateralized financing transactions and are recorded at the acquisition or sale price plus accrued interest. We monitor the fair value of securities purchased and sold and obtain collateral from or return it to counterparties when appropriate. These financing transactions do not create material credit risk given the collateral provided and the related monitoring process.

Mortgages and Loans Held for Sale
Mortgages held for sale (MHFS) include commercial and residential mortgages originated for sale and securitization in the secondary market, which is our principal market, or for sale as whole loans. We have elected the fair value option for substantially all residential MHFS (see Note 17 (Fair Values of Assets and Liabilities)). The remaining residential MHFS are held at the lower of cost or fair value (LOCOM) and are valued on an aggregate portfolio basis. Commercial MHFS are held at LOCOM and are valued on an individual loan basis.
Loans held for sale (LHFS) are carried at LOCOM. Generally, consumer loans are valued on an aggregate portfolio basis, and commercial loans are valued on an individual loan basis.
Gains and losses on MHFS are recorded in mortgage banking noninterest income. Gains and losses on LHFS are recorded in other noninterest income. Direct loan origination costs and fees for MHFS and LHFS under the fair value option are recognized in income at origination. For MHFS and LHFS recorded at LOCOM, loan costs and fees are deferred at origination and are recognized in income at time of sale. Interest income on MHFS and LHFS is calculated based upon the note rate of the loan and is recorded in interest income.
Our lines of business are authorized to originate held-for-investment loans that meet or exceed established loan product profitability criteria, including minimum positive net interest margin spreads in excess of funding costs. When a determination is made at the time of commitment to originate loans as held for investment, it is our intent to hold these loans to maturity or for the “foreseeable future,” subject to periodic review under our management evaluation processes, including corporate asset/liability management. In determining the “foreseeable future” for loans, management considers (1) the current economic environment and market conditions, (2) our business strategy and current business plans, (3) the nature and type of the loan receivable, including its expected life, and (4) our current financial condition and liquidity demands. If subsequent changes, including changes in interest rates, significantly impact the ongoing profitability of certain loan products, we may subsequently change our intent to hold these loans, and we would take actions to sell such loans. Upon such management determination, we immediately transfer these loans to the MHFS or LHFS portfolio at LOCOM.

Loans
Loans are reported at their outstanding principal balances net of any unearned income, cumulative charge-offs, unamortized deferred fees and costs on originated loans and unamortized premiums or discounts on purchased loans. PCI loans are reported net of any remaining purchase accounting adjustments. See the “Purchased Credit-Impaired Loans” section in this Note for our accounting policy for PCI loans.
Unearned income, deferred fees and costs, and discounts and premiums are amortized to interest income over the contractual life of the loan using the interest method. Loan commitment fees are generally deferred and amortized into noninterest income on a straight-line basis over the commitment period.
We have certain private label and co-brand credit card loans through a program agreement that involves our active participation in the operating activity of the program with a third party. We share in the economic results of the loans subject to this agreement. We consider the program to be a collaborative arrangement and therefore report our share of revenue and losses on a net basis in interest income for loans, other noninterest income and provision for credit losses as applicable. Our net share of revenue from this activity represented less than 1% of our total revenues for 2017.
Loans also include direct financing leases that are recorded at the aggregate of minimum lease payments receivable plus the estimated residual value of the leased property, less unearned income. Leveraged leases, which are a form of direct financing leases, are recorded net of related non-recourse debt. Leasing income is recognized as a constant percentage of outstanding lease financing balances over the lease terms in interest income.

NONACCRUAL AND PAST DUE LOANS We generally place loans on nonaccrual status when:

•	the full and timely collection of interest or principal becomes uncertain (generally based on an assessment of the borrower’s financial condition and the adequacy of collateral, if any);

•	they are 90 days (120 days with respect to real estate 1-4 family first and junior lien mortgages) past due for interest or principal, unless both well-secured and in the process of collection;

•
part of the principal balance has been charged off, except for credit card loans, which are generally not placed on nonaccrual status, but are generally fully charged off when the loan reaches 180 days past due;

•	for junior lien mortgages, we have evidence that the related first lien mortgage may be 120 days past due or in the process of foreclosure regardless of the junior lien delinquency status; or

•	consumer real estate and automobile loans receive notification of bankruptcy, regardless of their delinquency status.

PCI loans are written down at acquisition to fair value using an estimate of cash flows deemed to be collectible and an accretable yield is established. Accordingly, such loans are not classified as nonaccrual because they continue to earn interest from accretable yield, independent of performance in accordance of their contractual terms, and we expect to fully collect the new carrying values of such loans (that is, the new cost basis arising out of purchase accounting).
When we place a loan on nonaccrual status, we reverse the accrued unpaid interest receivable against interest income and suspend amortization of any net deferred fees. If the ultimate collectability of the recorded loan balance is in doubt on a nonaccrual loan, the cost recovery method is used and cash collected is applied to first reduce the carrying value of the loan. Otherwise, interest income may be recognized to the extent cash is received. Generally, we return a loan to accrual status when all delinquent interest and principal become current under the terms of the loan agreement and collectability of remaining principal and interest is no longer doubtful.
We typically re-underwrite modified loans at the time of a restructuring to determine if there is sufficient evidence of sustained repayment capacity based on the borrower’s financial strength, including documented income, debt to income ratios and other factors. If the borrower has demonstrated performance under the previous terms and the underwriting process shows the capacity to continue to perform under the restructured terms, the loan will generally remain in accruing status. When a loan classified as a troubled debt restructuring (TDR) performs in accordance with its modified terms, the loan either continues to accrue interest (for performing loans) or will return to accrual status after the borrower demonstrates a sustained period of performance (generally six consecutive months of payments, or equivalent, inclusive of consecutive payments made prior to the modification). Loans will be placed on nonaccrual status and a corresponding charge-off is recorded if we believe it is probable that principal and interest contractually due under the modified terms of the agreement will not be collectible.
Our loans are considered past due when contractually required principal or interest payments have not been made on the due dates.

LOAN CHARGE-OFF POLICIES For commercial loans, we generally fully charge off or charge down to net realizable value (fair value of collateral, less estimated costs to sell) for loans secured by collateral when:

•	management judges the loan to be uncollectible;

•	repayment is deemed to be protracted beyond reasonable time frames;

•	the loan has been classified as a loss by either our internal loan review process or our banking regulatory agencies;

•	the customer has filed bankruptcy and the loss becomes evident owing to a lack of assets; or

•	the loan is 180 days past due unless both well-secured and in the process of collection.

For consumer loans, we fully charge off or charge down to net realizable value when deemed uncollectible due to bankruptcy or other factors, or no later than reaching a defined number of days past due, as follows:

•	1-4 family first and junior lien mortgages – We generally charge down to net realizable value when the loan is 180 days past due.

•	Automobile loans – We generally fully charge off when the loan is 120 days past due.

•	Credit card loans – We generally fully charge off when the loan is 180 days past due.

•	Unsecured loans (closed end) – We generally fully charge off when the loan is 120 days past due.

•	Unsecured loans (open end) – We generally fully charge off when the loan is 180 days past due.

•	Other secured loans – We generally fully or partially charge down to net realizable value when the loan is 120 days past due.

IMPAIRED LOANS We consider a loan to be impaired when, based on current information and events, we determine that we will not be able to collect all amounts due according to the loan contract, including scheduled interest payments. This evaluation is generally based on delinquency information, an assessment of the borrower’s financial condition and the adequacy of collateral, if any. Our impaired loans predominantly include loans on nonaccrual status in the commercial portfolio segment and loans modified in a TDR, whether on accrual or nonaccrual status.
When we identify a loan as impaired, we generally measure the impairment, if any, based on the difference between the recorded investment in the loan (net of previous charge-offs, deferred loan fees or costs and unamortized premium or discount) and the present value of expected future cash flows, discounted at the loan’s effective interest rate. When the value of an impaired loan is calculated by discounting expected cash flows, interest income is recognized using the loan’s effective interest rate over the remaining life of the loan. When collateral is the sole source of repayment for the impaired loan, rather than the borrower’s income or other sources of repayment, we charge down to net realizable value.

TROUBLED DEBT RESTRUCTURINGS In situations where, for economic or legal reasons related to a borrower’s financial difficulties, we grant a concession for other than an insignificant period of time to the borrower that we would not otherwise consider, the related loan is classified as a TDR. These modified terms may include rate reductions, principal forgiveness, term extensions, payment forbearance and other actions intended to minimize our economic loss and to avoid foreclosure or repossession of the collateral, if applicable. For modifications where we forgive principal, the entire amount of such principal forgiveness is immediately charged off. Loans classified as TDRs, including loans in trial payment periods (trial modifications), are considered impaired loans. Other than resolutions such as foreclosures, sales and transfers to held-for-sale, we may remove loans held for investment from TDR classification, but only if they have been refinanced or restructured at market terms and qualify as a new loan.

PURCHASED CREDIT-IMPAIRED LOANS Loans acquired with evidence of credit deterioration since their origination and where it is probable that we will not collect all contractually required principal and interest payments are PCI loans. PCI loans are recorded at fair value at the date of acquisition, and the historical allowance for credit losses related to these loans is not carried over. Fair value at date of acquisition is generally determined using a discounted cash flow method and any excess cash flow expected to be collected over the carrying value (estimated fair value at acquisition date) is referred to as the accretable yield and is recognized in interest income using an effective yield method over the remaining life of the loan, or pool of loans if aggregated based on common risk characteristics. The difference between contractually required payments and the cash flows expected to be collected at acquisition, considering the impact of prepayments, is referred to as the nonaccretable difference. Based on quarterly evaluations of remaining cash flows expected to be collected, expected decreases may result in recording a provision for loss and expected increases may result in a prospective yield adjustment after first reversing any allowance for losses related to the loan, or pool of loans.
Resolutions of loans may include sales of loans to third parties, receipt of payments in settlement with the borrower, or foreclosure of the collateral. For individual PCI loans, gains or losses on sales to third parties are included in other noninterest income, and gains or losses as a result of a settlement with the borrower are included in interest income. Our policy is to remove an individual loan from a pool based on comparing the amount received from its resolution with its contractual amount. Any difference between these amounts is absorbed by the nonaccretable difference for the entire pool, which assumes that the amount received from resolution approximates pool performance expectations. Any material change in remaining effective yield caused by this removal method is addressed by our quarterly cash flow evaluation process for each pool.
Modified PCI loans are not removed from a pool even if those loans would otherwise be deemed TDRs. Modified PCI loans that are accounted for individually are considered TDRs and removed from PCI accounting if there has been a concession granted in excess of the original nonaccretable difference. We include these TDRs in our impaired loans.

FORECLOSED ASSETS  Foreclosed assets obtained through our lending activities primarily include real estate. Generally, loans have been written down to their net realizable value prior to foreclosure. Any further reduction to their net realizable value is recorded with a charge to the allowance for credit losses at foreclosure. We allow up to 90 days after foreclosure to finalize determination of net realizable value. Thereafter, changes in net realizable value are recorded to noninterest expense. The net realizable value of these assets is reviewed and updated periodically depending on the type of property. Certain government-guaranteed mortgage loans upon foreclosure are included in accounts receivable, not foreclosed assets. These receivables were loans predominantly insured by the FHA or guaranteed by the VA and are measured based on the balance expected to be recovered from the FHA or VA.

ALLOWANCE FOR CREDIT LOSSES (ACL) The allowance for credit losses is management’s estimate of credit losses inherent in the loan portfolio, including unfunded credit commitments, at the balance sheet date. We have an established process to determine the appropriateness of the allowance for credit losses that assesses the losses inherent in our portfolio and related unfunded credit commitments. We develop and document our allowance methodology at the portfolio segment level – commercial loan portfolio and consumer loan portfolio. While we attribute portions of the allowance to our respective commercial and consumer portfolio segments, the entire allowance is available to absorb credit losses inherent in the total loan portfolio and unfunded credit commitments.
Our process involves procedures to appropriately consider the unique risk characteristics of our commercial and consumer loan portfolio segments. For each portfolio segment, losses are estimated collectively for groups of loans with similar characteristics, individually or pooled for impaired loans or, for PCI loans, based on the changes in cash flows expected to be collected.
Our allowance levels are influenced by loan volumes, loan grade migration or delinquency status, historic loss experience and other conditions influencing loss expectations, such as economic conditions.

COMMERCIAL PORTFOLIO SEGMENT ACL METHODOLOGY Generally, commercial loans are assessed for estimated losses by grading each loan using various risk factors as identified through periodic reviews. Our estimation approach for the commercial portfolio reflects the estimated probability of default in accordance with the borrower’s financial strength and the severity of loss in the event of default, considering the quality of any underlying collateral. Probability of default and severity at the time of default are statistically derived through historical observations of default and losses after default within each credit risk rating. These estimates are adjusted as appropriate based on additional analysis of long-term average loss experience compared to previously forecasted losses, external loss data or other risks identified from current economic conditions and credit quality trends. The estimated probability of default and severity at the time of default are applied to loan equivalent exposures to estimate losses for unfunded credit commitments.
The allowance also includes an amount for the estimated impairment on nonaccrual commercial loans and commercial loans modified in a TDR, whether on accrual or nonaccrual status.

CONSUMER PORTFOLIO SEGMENT ACL METHODOLOGY For consumer loans that are not identified as a TDR, we generally determine the allowance on a collective basis utilizing forecasted losses to represent our best estimate of inherent loss. We pool loans, generally by product types with similar risk characteristics, such as residential real estate mortgages and credit cards. As appropriate and to achieve greater accuracy, we may further stratify selected portfolios by sub-product, origination channel, vintage, loss type, geographic location and other predictive characteristics. Models designed for each pool are utilized to develop the loss estimates. We use assumptions for these pools in our forecast models, such as historic delinquency and default, loss severity, home price trends, unemployment trends, and other key economic variables that may influence the frequency and severity of losses in the pool.
In determining the appropriate allowance attributable to our residential mortgage portfolio, we take into consideration portfolios determined to be at elevated risk, such as junior lien mortgages behind delinquent first lien mortgages and junior lien lines of credit subject to near term significant payment increases. We incorporate the default rates and high severity of loss for these higher risk portfolios, including the impact of our established loan modification programs. Accordingly, the loss content associated with the effects of loan modifications and higher risk portfolios has been captured in our ACL methodology.
We separately estimate impairment for consumer loans that have been modified in a TDR (including trial modifications), whether on accrual or nonaccrual status.

OTHER ACL MATTERS  The allowance for credit losses for both portfolio segments includes an amount for imprecision or uncertainty that may change from period to period. This amount represents management’s judgment of risks inherent in the processes and assumptions used in establishing the allowance. This imprecision considers economic environmental factors, modeling assumptions and performance, process risk, and other subjective factors, including industry trends and emerging risk assessments.

Securitizations and Beneficial Interests
In certain asset securitization transactions that meet the applicable criteria to be accounted for as a sale, assets are sold to an entity referred to as a Special Purpose Entity (SPE), which then issues beneficial interests in the form of senior and subordinated interests collateralized by the assets. In some cases, we may retain beneficial interests issued by the entity. Additionally, from time to time, we may also re-securitize certain assets in a new securitization transaction.
The assets and liabilities transferred to an SPE are excluded from our consolidated balance sheet if the transfer qualifies as a sale and we are not required to consolidate the SPE.
For transfers of financial assets recorded as sales, we recognize and initially measure at fair value all assets obtained (including beneficial interests) and liabilities incurred. We record a gain or loss in noninterest income for the difference between the carrying amount and the fair value of the assets sold. Fair values are based on quoted market prices, quoted market prices for similar assets, or if market prices are not available, then the fair value is estimated using discounted cash flow analyses with assumptions for credit losses, prepayments and discount rates that are corroborated by and verified against market observable data, where possible. Retained interests and liabilities incurred from securitizations with off-balance sheet entities, including SPEs and VIEs, where we are not the primary beneficiary, are classified as investment securities, trading account assets, loans, MSRs, derivative assets and liabilities, other assets, other liabilities (including liabilities for mortgage repurchase losses), or long-term debt and are accounted for as described herein.

Mortgage Servicing Rights (MSRs)
We recognize the rights to service mortgage loans for others, or MSRs, as assets whether we purchase the MSRs or the MSRs result from a sale or securitization of loans we originate (asset transfers). We initially record all of our MSRs at fair value. Subsequently, residential loan MSRs are carried at fair value. All of our MSRs related to our commercial mortgage loans are subsequently measured at LOCOM. The valuation and sensitivity of MSRs is discussed further in Note 8 (Securitizations and Variable Interest Entities), Note 9 (Mortgage Banking Activities) and Note 17 (Fair Values of Assets and Liabilities).
For MSRs carried at fair value, changes in fair value are reported in mortgage banking noninterest income in the period in which the change occurs. MSRs subsequently measured at LOCOM are amortized in proportion to, and over the period of, estimated net servicing income. The amortization of MSRs is reported in mortgage banking noninterest income, analyzed monthly and adjusted to reflect changes in prepayment speeds, as well as other factors.
MSRs accounted for at LOCOM are periodically evaluated for impairment based on the fair value of those assets. For purposes of impairment evaluation and measurement, we stratify MSRs based on the predominant risk characteristics of the underlying loans, including investor and product type. If, by individual stratum, the carrying amount of these MSRs exceeds fair value, a valuation allowance is established. The valuation allowance is adjusted as the fair value changes.

Premises and Equipment
Premises and equipment are carried at cost less accumulated depreciation and amortization. Capital leases, where we are the lessee, are included in premises and equipment at the capitalized amount less accumulated amortization.
We primarily use the straight-line method of depreciation and amortization. Estimated useful lives range up to 40 years for buildings, up to 10 years for furniture and equipment, and the shorter of the estimated useful life (up to 8 years) or the lease term for leasehold improvements. We amortize capitalized leased assets on a straight-line basis over the lives of the respective leases.

Goodwill and Identifiable Intangible Assets
Goodwill is recorded in business combinations under the purchase method of accounting when the purchase price is higher than the fair value of net assets, including identifiable intangible assets.
We assess goodwill for impairment at a reporting unit level on an annual basis or more frequently in certain circumstances. We have determined that our reporting units are one level below the operating segments and distinguish these reporting units based on how the segments and reporting units are managed, taking into consideration the economic characteristics, nature of the products, and customers of the segments and reporting units. At the time we acquire a business, we allocate goodwill to applicable reporting units based on their relative fair value, and if we have a significant business reorganization, we may reallocate the goodwill. If we sell a business, a portion of goodwill is included with the carrying amount of the divested business.
We have the option of performing a qualitative assessment of goodwill. We may also elect to bypass the qualitative test and proceed directly to a quantitative test. If we perform a qualitative assessment of goodwill to test for impairment and conclude it is more likely than not that a reporting unit’s fair value is greater than its carrying amount, quantitative tests are not required. However, if we determine it is more likely than not that a reporting unit’s fair value is less than its carrying amount, then we complete a quantitative assessment to determine if there is goodwill impairment. We apply various quantitative valuation methodologies, including discounted cash flow and earnings multiple approaches, to determine the estimated fair value, which is compared to the carrying value of each reporting unit. If the fair value is less than the carrying amount, an additional test is required to measure the amount of impairment. We recognize impairment losses as a charge to other noninterest expense (unless related to discontinued operations) and an adjustment to the carrying value of the goodwill asset. Subsequent reversals of goodwill impairment are prohibited.
We amortize core deposit and other customer relationship intangibles on an accelerated basis over useful lives not exceeding 10 years. We review such intangibles for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Impairment is indicated if the sum of undiscounted estimated future net cash flows is less than the carrying value of the asset. Impairment is permanently recognized by writing down the asset to the extent that the carrying value exceeds the estimated fair value.

Derivatives and Hedging Activities
DERIVATIVES We recognize all derivatives on the balance sheet at fair value. On the date we enter into a derivative contract, we designate the derivative as (1) qualifying for hedge accounting in a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment, including hedges of foreign currency exposure (“fair value hedge”), (2) qualifying for hedge accounting in a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedge”), or (3) held for customer accommodation trading or asset/liability risk management or other purposes, including economic hedges not qualifying for hedge accounting. For derivatives not designated as a fair value or cash flow hedge, we report changes in the fair values in current period noninterest income.

DOCUMENTATION AND EFFECTIVENESS ASSESSMENT FOR ACCOUNTING HEDGES For fair value and cash flow hedges qualifying for hedge accounting, we formally document at inception the relationship between hedging instruments and hedged items, our risk management objective, strategy and our evaluation of effectiveness for our hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. We assess hedge effectiveness using regression analysis, both at inception of the hedging relationship and on an ongoing basis. For fair value hedges, the regression analysis involves regressing the periodic change in fair value of the hedging instrument against the periodic changes in fair value of the asset or liability being hedged due to changes in the hedged risk(s). For cash flow hedges, the regression analysis involves regressing the periodic changes in fair value of the hedging instrument against the periodic changes in fair value of the hypothetical derivative. The hypothetical derivative has terms that identically match and offset the cash flows of the forecasted transaction being hedged due to changes in the hedged risk(s). The assessment for fair value and cash flow hedges includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness. Periodically, as required, we also formally assess whether the derivative we designated in each hedging relationship is expected to be and has been highly effective in offsetting changes in fair values or cash flows of the hedged item using the regression analysis method.

FAIR VALUE HEDGES For a fair value hedge, we record changes in the fair value of the derivative and the hedged asset or liability due to the hedged risk in current period net income, except for certain derivatives in which a portion is recorded to OCI. We present derivative gains or losses in the same income statement category as the hedged asset or liability, as follows:

•	For fair value hedges of interest rate risk, amounts are reflected in net interest income.

•
For hedges of foreign currency risk, amounts representing the fair value changes less the accrual for periodic cash flow settlements are reflected in noninterest income. The periodic cash flow settlements are reflected in net interest income.

•
For hedges of both interest rate risk and foreign currency risk, amounts representing the fair value change less the accrual for periodic cash flow settlements is attributed to both net interest income and noninterest income. The periodic cash flow settlements are reflected in net interest income.

The entire derivative gain or loss is included in the assessment of hedge effectiveness for all fair value hedge relationships, except for hedges of foreign-currency denominated available-for-sale investment securities and long-term debt liabilities, as follows:

•
When hedged with cross-currency swaps, the change in fair value of the derivative attributable to cross-currency basis spread changes component is excluded from the assessment of hedge effectiveness. The initial fair value of the excluded component is amortized to net interest income. For these hedges, the difference between changes in fair value of the excluded component and the amount recorded in earnings is recorded in OCI.

•
When hedged with foreign currency forward derivatives, the change in fair value of the derivative attributable to the time value component related to the changes in the difference between the spot and forward price is excluded from the assessment of hedge effectiveness. For these hedges, the changes in fair value of the excluded component are recorded in net interest income.

CASH FLOW HEDGES For a cash flow hedge, we record changes in the fair value of the derivative in OCI. We subsequently reclassify gains and losses from these changes in fair value from OCI to net income in the same period(s) that the hedged transaction affects net income and in the same income statement category as the hedged item, thus to net interest income. The entire gain or loss on these derivatives is included in the assessment of hedge effectiveness.

DISCONTINUING HEDGE ACCOUNTING We discontinue hedge accounting prospectively when (1) a derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item, (2) a derivative expires or is sold, terminated or exercised, (3) we elect to discontinue the designation of a derivative as a hedge, or (4) in a cash flow hedge, a derivative is de-designated because it is no longer probable that a forecasted transaction will occur.
When we discontinue fair value hedge accounting, we no longer adjust the previously hedged asset or liability for changes in fair value, and remaining cumulative adjustments to the hedged item are accounted for in the same manner as other components of the carrying amount of the asset or liability. If the derivative continues to be held after fair value hedge accounting ceases, we carry the derivative on the balance sheet at its fair value with changes in fair value included in noninterest income.
When we discontinue cash flow hedge accounting and it is probable that the forecasted transaction will occur, the accumulated amount reported in OCI at the de-designation date continues to be reported in OCI until the forecasted transaction affects net income at which point the related OCI amount is reclassified to net income. If cash flow hedge accounting is discontinued and it is probable the forecasted transaction will no longer occur, the accumulated gains and losses reported in OCI at the de-designation date is immediately reclassified to net income. If the derivative continues to be held after cash flow hedge accounting ceases, we carry the derivative on the balance sheet at its fair value with changes in fair value included in noninterest income.

EMBEDDED DERIVATIVES We may purchase or originate financial instruments that contain an embedded derivative. At inception of the financial instrument, we assess (1) if the economic characteristics of the embedded derivative are not clearly and closely related to the economic characteristics of the financial instrument (host contract), (2) if the financial instrument that embodies both the embedded derivative and the host contract is not measured at fair value with changes in fair value reported in net income, and (3) if a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative. If the embedded derivative meets all of these conditions, we separate it from the host contract by recording the bifurcated derivative at fair value and the remaining host contract at the difference between the basis of the hybrid instrument and the fair value of the bifurcated derivative. The bifurcated derivative is carried at fair value with changes recorded in current period noninterest income.

COUNTERPARTY CREDIT RISK AND NETTING By using derivatives, we are exposed to counterparty credit risk, which is the risk that counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset on our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to legally enforceable master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, executing master netting arrangements and obtaining collateral, where appropriate. Counterparty credit risk related to derivatives is considered in determining fair value and our assessment of hedge effectiveness. To the extent derivatives subject to master netting arrangements meet the applicable requirements, including determining the legal enforceability of the arrangement, it is our policy to present derivative balances and related cash collateral amounts net on the balance sheet. In the second quarter of 2017, we adopted Settlement to Market treatment for the cash collateralizing our interest rate derivative contracts with certain centrally cleared counterparties. As a result of this adoption, derivative balances with these counterparties are considered settled by the collateral.
For additional information on our derivatives and hedging activities, see Note 16 (Derivatives).

Operating Lease Assets
Operating lease rental income for leased assets is recognized in other income on a straight-line basis over the lease term. Related depreciation expense is recorded on a straight-line basis over the estimated useful life, considering the estimated residual value of the leased asset. The useful life may be adjusted to the term of the lease depending on our plans for the asset after the lease term. On a periodic basis, leased assets are reviewed for impairment. Impairment loss is recognized if the carrying amount of leased assets exceeds fair value and is not recoverable. The carrying amount of leased assets is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the lease payments and the estimated residual value upon the eventual disposition of the equipment.

Liability for Mortgage Loan Repurchase Losses
In connection with our sales and securitization of residential mortgage loans to various parties, we establish a mortgage repurchase liability, initially at fair value, related to various representations and warranties that reflect management’s estimate of losses for loans for which we could have a repurchase obligation, whether or not we currently service those loans, based on a combination of factors. Such factors include default expectations, expected investor repurchase demands (influenced by current and expected mortgage loan file requests and mortgage insurance rescission notices, as well as estimated levels of origination defects) and appeals success rates (where the investor rescinds the demand based on a cure of the defect or acknowledges that the loan satisfies the investor’s applicable representations and warranties), reimbursement by correspondent and other third-party originators, and projected loss severity. We continually update our mortgage repurchase liability estimate during the life of the loans.
The liability for mortgage loan repurchase losses is included in other liabilities. For additional information on our repurchase liability, see Note 9 (Mortgage Banking Activities).

Pension Accounting
We account for our defined benefit pension plans using an actuarial model. Two principal assumptions in determining net periodic pension cost are the discount rate and the expected long-term rate of return on plan assets.
A discount rate is used to estimate the present value of our future pension benefit obligations. We use a consistent methodology to determine the discount rate using a yield curve with maturity dates that closely match the estimated timing of the expected benefit payments for our plans. The yield curve is derived from a broad-based universe of high quality corporate bonds as of the measurement date.
Our determination of the reasonableness of our expected long-term rate of return on plan assets is highly quantitative by nature. We evaluate the current asset allocations and expected returns under two sets of conditions: (1) projected returns using several forward-looking capital market assumptions, and (2) historical returns for the main asset classes dating back to 1970 or the earliest period for which historical data was readily available for the asset classes included. Using long-term historical data allows us to capture multiple economic environments, which we believe is relevant when using historical returns. We place greater emphasis on the forward-looking return and risk assumptions than on historical results. We use the resulting projections to derive a base line expected rate of return and risk level for the Cash Balance Plan’s prescribed asset mix. We evaluate the portfolio based on: (1) the established target asset allocations over short term (one-year) and longer term (ten-year) investment horizons, and (2) the range of potential outcomes over these horizons within specific standard deviations. We perform the above analyses to assess the reasonableness of our expected long-term rate of return on plan assets. We consider the expected rate of return to be a long-term average view of expected returns. The use of an expected long-term rate of return on plan assets may cause us to recognize pension income returns that are greater or less than the actual returns of plan assets in any given year. Differences between expected and actual returns in each year, if any, are included in our net actuarial gain or loss amount, which is recognized in OCI. We generally amortize net actuarial gain or loss in excess of a 5% corridor from accumulated OCI into net periodic pension cost over the estimated average remaining participation period, which at December 31, 2017, is 20 years. See Note 21 (Employee Benefits and Other Expenses) for additional information on our pension accounting.

Income Taxes
We file consolidated and separate company U.S. federal income tax returns, foreign tax returns and various combined and separate company state tax returns.
We evaluate two components of income tax expense: current and deferred income tax expense. Current income tax expense represents our estimated taxes to be paid or refunded for the current period and includes income tax expense related to our uncertain tax positions. Deferred income tax expense results from changes in deferred tax assets and liabilities between periods. We determine deferred income taxes using the balance sheet method. Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax bases of assets and liabilities, and recognizes enacted changes in tax rates and laws in the period in which they occur. Deferred tax assets are recognized subject to management's judgment that realization is “more likely than not”. Uncertain tax positions that meet the more likely than not recognition threshold are measured to determine the amount of benefit to recognize. An uncertain tax position is measured at the largest amount of benefit that management believes has a greater than 50% likelihood of realization upon settlement. Tax benefits not meeting our realization criteria represent unrecognized tax benefits. We account for interest and penalties as a component of income tax expense. We do not record U.S. tax on undistributed earnings of certain non-U.S. subsidiaries to the extent the earnings are indefinitely reinvested outside of the U.S. Foreign taxes paid are generally applied as credits to reduce U.S. income taxes payable. In 2017, we did however, record an estimate of the U.S. tax expense associated with a deemed repatriation as required under the Tax Act.
See Note 22 (Income Taxes) to Financial Statements in this Report for a further description of our provision for income taxes and related income tax assets and liabilities.

Stock-Based Compensation
We have stock-based employee compensation plans as more fully discussed in Note 19 (Common Stock and Stock Plans). Our Long-Term Incentive Compensation Plan provides for awards of incentive and nonqualified stock options, stock appreciation rights, restricted shares, restricted share rights (RSRs), performance share awards (PSAs) and stock awards without restrictions. For most awards, we measure the cost of employee services received in exchange for an award of equity instruments, such as stock options, RSRs or PSAs, based on the fair value of the award on the grant date. The cost is normally recognized in our income statement over the vesting period of the award; awards with graded vesting are expensed on a straight-line method. Awards that continue to vest after retirement are expensed over the shorter of the period of time between the grant date and the final vesting period or between the grant date and when a team member becomes retirement eligible; awards to team members who are retirement eligible at the grant date are subject to immediate expensing upon grant.
Beginning in 2013, certain RSRs and all PSAs granted include discretionary conditions that can result in forfeiture and are subject to variable accounting. For these awards, the associated compensation expense fluctuates with changes in our stock price. For PSAs, compensation expense also fluctuates based on the estimated outcome of meeting the performance conditions.

Earnings Per Common Share
We compute earnings per common share by dividing net income (after deducting dividends on preferred stock) by the average number of common shares outstanding during the year. We compute diluted earnings per common share by dividing net income (after deducting dividends on preferred stock) by the average number of common shares outstanding during the year plus the effect of common stock equivalents (for example, stock options, restricted share rights, convertible debentures and warrants) that are dilutive.

Fair Value of Financial Instruments
We use fair value measurements in our fair value disclosures and to record certain assets and liabilities at fair value on a recurring basis, such as trading assets, or on a nonrecurring basis, such as measuring impairment on assets carried at amortized cost.

DETERMINATION OF FAIR VALUE We base our fair values on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. These fair value measurements are based on exit prices and determined by maximizing the use of observable inputs. However, for certain instruments we must utilize unobservable inputs in determining fair value due to the lack of observable inputs in the market, which requires greater judgment in measuring fair value.
In instances where there is limited or no observable market data, fair value measurements for assets and liabilities are based primarily upon our own estimates or combination of our own estimates and third-party vendor or broker pricing, and the measurements are often calculated based on current pricing for products we offer or issue, the economic and competitive environment, the characteristics of the asset or liability and other such factors. As with any valuation technique used to estimate fair value, changes in underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values. Accordingly, these fair value estimates may not be realized in an actual sale or immediate settlement of the asset or liability.
We incorporate lack of liquidity into our fair value measurement based on the type of asset or liability measured and the valuation methodology used. For example, for certain residential MHFS and certain securities where the significant inputs have become unobservable due to illiquid markets and vendor or broker pricing is not used, we use a discounted cash flow technique to measure fair value. This technique incorporates forecasting of expected cash flows (adjusted for credit loss assumptions and estimated prepayment speeds) discounted at an appropriate market discount rate to reflect the lack of liquidity in the market that a market participant would consider. For other securities where vendor or broker pricing is used, we use either unadjusted broker quotes or vendor prices or vendor or broker prices adjusted by weighting them with internal discounted cash flow techniques to measure fair value. These unadjusted vendor or broker prices inherently reflect any lack of liquidity in the market, as the fair value measurement represents an exit price from a market participant viewpoint.
Where markets are inactive and transactions are not orderly, transaction or quoted prices for assets or liabilities in inactive markets may require adjustment due to the uncertainty of whether the underlying transactions are orderly. For items that use price quotes in inactive markets, we analyze the degree of market inactivity and distressed transactions to determine the appropriate adjustment to the price quotes.
We continually assess the level and volume of market activity in our investment security classes in determining adjustments, if any, to price quotes. Given market conditions can change over time, our determination of which securities markets are considered active or inactive can change. If we determine a market to be inactive, the degree to which price quotes require adjustment, can also change. See Note 17 (Fair Values of Assets and Liabilities) for discussion of the fair value hierarchy and valuation methodologies applied to financial instruments to determine fair value.

Private Share Repurchases
During 2017 and 2016, we repurchased approximately 89 million shares and 56 million shares of our common stock, respectively, under private forward repurchase contracts. We enter into these transactions with unrelated third parties to complement our open-market common stock repurchase strategies, to allow us to manage our share repurchases in a manner consistent with our capital plans, currently submitted under the Comprehensive Capital Analysis and Review (CCAR), and to provide an economic benefit to the Company.
Our payments to the counterparties for these private share repurchase contracts are recorded in permanent equity in the quarter paid and are not subject to re-measurement. The classification of the up-front payments as permanent equity assures that we have appropriate repurchase timing consistent with our capital plans, which contemplated a fixed dollar amount available per quarter for share repurchases pursuant to Federal Reserve Board (FRB) supervisory guidance. In return, the counterparty agrees to deliver a variable number of shares based on a per share discount to the volume-weighted average stock price over the contract period. There are no scenarios where the contracts would not either physically settle in shares or allow us to choose the settlement method.
We had no unsettled private share repurchase contracts at December 31, 2017. At December 31, 2016, we had a $750 million private forward repurchase contract outstanding that settled in first quarter 2017 for 14.7 million shares of common stock. Our total number of outstanding shares of common stock is not reduced until settlement of the private share repurchase contract.
SUPPLEMENTAL CASH FLOW INFORMATION Noncash activities are presented in Table 1.1, including information on transfers affecting MHFS, LHFS, and MSRs.

Table 1.1: Supplemental Cash Flow Information

	Year ended December 31,
(in millions)	2017	2016	2015
Trading assets retained from securitizations of MHFS	$52,435	72,399	46,291
Transfers from loans to MHFS	5,500	6,894	9,205
Transfers from available-for-sale to held-to-maturity securities	50,405	4,161	4,972
Deconsolidation of reverse mortgages previously sold:
Loans	—	3,807	—
Long-term debt	—	3,769	—

SUBSEQUENT EVENTS We have evaluated the effects of events that have occurred subsequent to December 31, 2017, and there have been no material events that would require recognition in our 2017 consolidated financial statements or disclosure in the Notes to the consolidated financial statements.